UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 21, 2008

Eagle Materials Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12984	75-2520779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas	75219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code: (214) 432-2000

Not Applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Information responsive to Item 5.02(e):

On August 21, 2008, the Compensation Committee of the Board of Directors of Eagle Materials Inc. (the “Company”) approved long-term incentive equity awards to a group of its officers, including some of its named executive officers. The awards are comprised of stock options and restricted stock units with performance vesting provisions. The awards are structured to address the changed circumstances in the economy and the Company’s businesses since the June 2007 stock option grants under the Company’s long-term equity award program. The Compensation Committee believes that these awards will provide key employees with appropriate incentives in this challenging business environment. Each of the Company’s named executive officers was granted stock options and restricted stock units under this new program, except for Mr. Zunker, who is expected to retire from the Company effective December 31, 2008.

The performance vesting criteria for the stock options and restricted stock units are based on EBITDA and safety metrics of the Company for the nine months ending March 31, 2009. The terms and conditions of the stock options will be substantially the same as the stock option grants in fiscal 2008, except that the vesting criteria will be as described above, any stock options that do not vest on March 31, 2009 will be forfeited and there will be no provisions relating to retirement by the optionee. The terms and conditions of the restricted stock units will be substantially the same as the restricted stock unit grants in fiscal 2007, except that the vesting criteria will be as described above and vested restricted stock units will be restricted until the first anniversary of the grant date. As in the case of prior equity awards, the stock options and restricted stock units will also vest upon a change in control of the Company. In accordance with the terms of the Company’s Incentive Plan, as amended, the exercise price of the stock options is the average of the high and low price of the Company’s Common Stock on the date of grant, August 21, 2008 ($26.695).

The following table shows the stock options and restricted stock units granted to each of the Company’s named executive officers on August 21, 2008:

Name	Number of Stock Options	Number of Restricted Stock Units
Steven R. Rowley	197,000	31,000
Mark V. Dendle	24,000	3,750
David B. Powers	48,000	7,500
James H. Graass	48,000	7,500
Gerald J. Essl	34,000	5,500

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ Steven R. Rowley
Steven R. Rowley
President and Chief Executive Officer

Date: August 27, 2008